                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] Confidential, for Use of the Commission Only

[X] Definitive Proxy Statement                    (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Commonwealth Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:_________

    (2) Aggregate number of securities to which transaction applies:____________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______________

    (4) Proposed maximum aggregate value of transaction:________________________

    (5) Total fee paid: _____________________________________________


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:_______________________________

    (2) Form, schedule or registration statement no.:_______________

    (3) Filing party:__________________________________________

    (4) Date filed:____________________________________________

                        [COMMONWEALTH BANCORP LETTERHEAD]







                                                                  March 19, 1999

Dear Stockholder:

       You are cordially invited to attend the Annual Meeting of Stockholders of Commonwealth Bancorp, Inc. The meeting will be held at the Plymouth Country Club, located at Plymouth and Belvoir Roads, Norristown, Pennsylvania on Tuesday, April 20, 1999 at 9:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

       It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

       Your continued support of and interest in Commonwealth Bancorp, Inc. is sincerely appreciated.

                                           Sincerely,




                                           Charles H. Meacham
                                           Chairman of the Board
                                           and Chief Executive Officer

                           COMMONWEALTH BANCORP, INC.
                             COMMONWEALTH BANK PLAZA
                             2 WEST LAFAYETTE STREET
                         NORRISTOWN, PENNSYLVANIA 19401
                                 (610) 313-1600

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 20, 1999

                                   ----------

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Commonwealth Bancorp, Inc. (the "Company") will be held at the Plymouth Country Club, located at Plymouth and Belvoir Roads, Norristown, Pennsylvania on Tuesday, April 20, 1999 at 9:00 a. m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

       (1) To elect two (2) directors for a three-year term and until their successors are elected and qualified;

       (2) To adopt the Directors' Stock Retainer Plan, pursuant to which directors will receive their annual retainer fees in Common Stock rather than cash;

       (3) To ratify the appointment by the Board of Directors of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1999; and

       (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

       The Board of Directors has fixed March 5, 1999 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                       By Order of the Board of Directors




                                       Patrick J. Ward
                                       President, Chief Operating
                                       Officer and Secretary

Norristown, Pennsylvania
March 19, 1999

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                           COMMONWEALTH BANCORP, INC.

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 20, 1999

       This Proxy Statement is furnished to holders of common stock, $.10 par value per share ("Common Stock"), of Commonwealth Bancorp, Inc. (the "Company"), a Pennsylvania corporation which acquired all the outstanding stock of Commonwealth Bank (the "Bank") in connection with the conversion of Commonwealth Mutual Holding Company and the reorganization of the Bank to the stock holding company form of organization in June 1996 (the "Conversion and Reorganization"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Plymouth Country Club, located at Plymouth and Belvoir Roads, Norristown, Pennsylvania on Tuesday, April 20, 1999 at 9:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 19, 1999.

       The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Patrick J. Ward, President, Chief Operating Officer and Secretary, Commonwealth Bancorp, Inc., 2 West Lafayette Street, Norristown, Pennsylvania 19401); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

       Only stockholders of record of the Company at the close of business on March 5, 1999 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were approximately 14,383,478 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting.

       The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required for approval of the proposals to adopt the Directors' Stock Retainer Plan and to ratify the appointment of the Company's independent auditors.

       Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will have no effect on the voting for the election of directors or the proposals to adopt the Directors' Stock Retainer Plan and to ratify the appointment of the Company's independent auditors. Under rules applicable to broker-dealers, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                   WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

       The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually and stockholders are not permitted to cumulate their votes for the election of directors.

       No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, and all nominees currently serve as directors of the Company.

       Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

       The following tables present information concerning the nominees for director and each director whose term continues, including his tenure as a director of the Company.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2002

                                             Position with the Company and
                                                  Principal Occupation                     Director
        Name               Age                 During the Past Five Years                  Since(1)
        ----               ---                 --------------------------                  --------
Joseph E. Colen, Jr.       60       Director; Chairman of Machined Metals Co., Inc.,        1983
                                    President of Jennings International Co. and
                                    President of Oak-Corson Realty Co.

Michael T. Kennedy         44       Director; Chairman, President and Chief                 1997
                                    Executive Officer of Radnor Holdings Corporation


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                    DIRECTORS WITH TERMS EXPIRING IN 2000

                                             Position with the Company and
                                                  Principal Occupation                     Director
        Name               Age                 During the Past Five Years                  Since(1)
        ----               ---                 --------------------------                  --------
Charles H. Meacham         53       Chairman, President and Chief Executive Officer        1988
                                    of the Company and the Bank

Harry P. Mirabile          64       Director; Retired, previously Secretary and            1990
                                    Treasurer of Mirabile Beverage Company

Joanne Harmelin            54       Director; President and Chief Executive Officer        1998
                                    of Harmelin and Associates, Inc.


                      DIRECTORS WITH TERMS EXPIRING IN 2001

                                             Position with the Company and
                                                  Principal Occupation                     Director
        Name               Age                 During the Past Five Years                  Since(1)
        ----               ---                 --------------------------                  --------
George C. Beyer, Jr.       60       Director; President and Chief Executive Officer        1990
                                    of Valley Forge Financial Group, Inc.

Nicholas Sclufer           79       Director; Senior Partner of Penton Company             1970



---------------

       (1) Includes service as a director of the Bank.

STOCKHOLDER NOMINATIONS

       Article III, Section 3.12 of the Company's Bylaws governs nominations for election to the Board and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

       Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any nominations from stockholders for the Annual Meeting.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

       Regular meetings of the Board of Directors of the Company and the Bank are typically held on a monthly basis and special meetings of the Board of Directors are held from time-to-time as needed. There were ten meetings of the Board of Directors of the Company held during 1998. No director attended fewer than 75% of the total number of meetings of the Board of Directors held during 1998 and the total number of meetings held by all committees of the Board on which the director served during such year.

       The Board of Directors of the Company has established various committees, including Executive and Audit Committees.

       The Audit Committee reviews the records and affairs of the Company to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. Currently, Messrs. Kennedy and Sclufer serve as members of this committee. The Audit Committee met four times during 1998.

       The Executive Committee is authorized to act with the same authority as the Board of Directors between meetings of the Board, except that mortgage loan approvals in excess of certain limits must be approved by the Board of Directors. Currently, Messrs. Meacham, Kennedy and Colen serve as members of this committee. The Executive Committee met once during 1998.

       To date, the Company has not established a nominating committee, the functions of which are performed by the entire Board of Directors.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

       The following table sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors.

         Name                  Age                             Positions(s)
----------------------    -------------    -------------------------------------------------
Patrick J. Ward                43          President, Chief Operating Officer and Secretary

David K. Griest                47          Senior Vice President - Information Services

Charles M. Johnston            43          Senior Vice President and Chief Financial Officer

Peter A. Kehoe                 45          Senior Vice President and President of ComNet
                                           Mortgage Services

William J. Monnich             48          Senior Vice President - Community Banking

Brian C. Zwaan                 40          Senior Vice President and Senior Lending Officer

       Set forth below is a brief description of the background of each executive officer of the Company and the Bank who is not a director for at least the last five years.

       PATRICK J. WARD. Mr. Ward has served as President and Chief Operating Officer since December 1996 and as Senior Vice President and Chief Financial Officer from July 1992 until December 1996. Prior to joining the Bank in July 1992, he served as Vice President and Controller for the Wholesale Banking Group and prior thereto the Retail Banking Group of Mellon Bank Corporation in Pittsburgh, Pennsylvania. In addition, Mr. Ward has served as Secretary of the Company and the Bank since February 1997.

       DAVID K. GRIEST. David K. Griest has served as Senior Vice President - Information Systems since December 1996. Previously he served as Vice President of the Computer Systems and Services Department of the Bank. Prior to joining the Bank in 1989, he was the Vice President of Corporate Information Systems and Services with Meritor Financial Group.

       CHARLES M. JOHNSTON. Charles M. Johnston has served as Senior Vice President and Chief Financial Officer since December 1996. From 1994 until 1996, Mr. Johnston served as Chief Financial Officer of TFC Enterprises Inc. in Norfolk, Virginia. From 1984 until 1994, he held various management positions with Mellon Bank Corporation, including Treasury Division Manager and Director of Investor Relations.

       PETER A. KEHOE. Mr. Kehoe has served as President and Chief Executive Officer of ComNet Mortgage Services since February 1996. From 1990 until 1995, Mr. Kehoe served as Senior Vice President, National Production, for Comerica Mortgage, a wholly owned subsidiary of Comerica, Inc., in Detroit, Michigan. Prior to that, he served as Senior Vice President, Production, for Traveler's Mortgage Services, Inc., located in Cherry Hill, New Jersey, and as Senior Vice President, Secondary Marketing, for Metmor Financial, located in Los Angeles, California.

       WILLIAM J. MONNICH. Mr. Monnich has served as Senior Vice President - Community Banking since January 1995 and as Vice President - Community Banking from September 1992 until January 1995. Prior to joining the Bank in September 1992, he served as a Vice President with CoreStates Bank. There, he held a variety of management positions in the international and retail banking groups.

       BRIAN C. ZWAAN. Brian C. Zwaan has served as Senior Vice President and Senior Lending Officer since February 1998. From 1996 until 1998, Mr. Zwaan served as Chief Financial Officer of Nobel Education Dynamics, Inc. in Media, Pennsylvania. From 1990 until 1996, he held various management positions with Summit Bank of Pennsylvania, including Senior Vice President - Commercial Banking.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), requires the Company's executive officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock. Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with, except that Messrs. Beyer and Zwaan each filed one late report with respect to transactions in Common Stock during the year.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only person or entity, including any "group" as that term is used in
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date,
(ii) each director of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

                                         Amount and Nature
      Name of Beneficial                   of Beneficial
      Owner or Number of                  Ownership as of             Percent of
       Persons in Group                 March 5, 1999(1)(2)          Common Stock
      ------------------                -------------------          ------------
Commonwealth Bancorp, Inc.                  1,254,933(3)                 8.7%
  Employee Stock Ownership
  Plan Trust
2 West Lafayette Street
Norristown, Pennsylvania 19401

Directors:
Charles H. Meacham                            405,231(4)                 2.8
George C. Beyer, Jr.                          124,509(5)                  *
Joseph E. Colen, Jr.                          103,455(6)(7)               *
Joanne Harmelin                                10,796(8)                  *
Michael T. Kennedy                              7,500(9)                  *
Harry P. Mirabile                             127,502(10)                 *
Nicholas Sclufer                              109,227(6)(11)              *

Executive Officers:
Patrick J. Ward                               141,889(12)                1.0
William J. Monnich                             87,017(13)                 *
Peter A. Kehoe                                 38,244(14)                 *
Brian C. Zwaan                                 26,461(15)                 *

All directors and                           1,289,998(16)                8.7
 executive officers as a
 group (13 persons)

-----------------

*      Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(3) The Commonwealth Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Commonwealth Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and PNC Bank, National Association, which acts as trustee of the plan ("Trustee"). As of the Voting Record Date,760,772 shares of Common Stock held in the Trust were unallocated and 540,696 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees and will generally vote unallocated shares held in the ESOP in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the Trustee and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries.

(4) Includes 44,742 shares held by Mr. Meacham's wife, 59,781 shares held on behalf of Mr. Meacham in the Company's Voluntary Investment Plan ("VIP"), 35,541 shares held in a Management Recognition Plan and Trust of the Company ("Recognition Plan"), which may be voted by Mr. Meacham pending vesting and distribution, 5,932 shares allocated to Mr. Meacham pursuant to the ESOP, 4,116 shares allocated to Mr. Meacham pursuant to an excess benefit plan, and 206,322 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(5) Includes 5,453 shares held jointly with Mr. Beyer's wife, 28,776 shares held by Mr. Beyer's wife, 30,772 shares held in a partnership in which Mr. Beyer is the general partner, 15,588 shares held in a personal trust for the benefit of Mr. Beyer, 8,531 shares held in a Recognition Plan, which may be voted by Mr. Beyer pending vesting and distribution and 11,846 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(6) Includes 8,531 shares held in a Recognition Plan, which may be voted by the individual pending vesting and distribution and 26,258 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(7) Includes 8,828 shares held jointly with Mr. Colen's wife and children and 17,200 shares held in a trust in which Mr. Colen is a co-trustee.

(8) Includes 3,000 shares held in a pension plan in which Ms. Harmelin is a trustee and beneficiary, and 5,000 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the voting record date.

(9) Includes 5,000 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the voting record date.

(10) Includes 23,155 shares held jointly with Mr. Mirabile's wife, 3,831 shares held by Mr. Mirabile's wife, 8,531 shares held in a Recognition Plan, which may be voted by Mr. Mirabile pending vesting and distribution, and 11,846 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(11) Includes 10,387 shares held by Mr. Sclufer's wife and 16,618 shares held by Mr. Sclufer's children.

(12) Includes 1,464 shares held jointly with Mr. Ward's wife, 350 shares held on behalf of Mr. Ward in the VIP, 23,693 shares held in a Recognition Plan, which may be voted by Mr. Ward pending vesting and distribution, 5,547 shares allocated to him pursuant to the ESOP and 81,956 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(13) Includes 3,096 shares held on behalf of Mr. Monnich in the VIP, 15,140 shares held in a Recognition Plan, which may be voted by Mr. Monnich pending vesting and distribution, 4,408 shares allocated to him pursuant to the ESOP and 48,129 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(14) Includes 100 shares held in custody for Mr. Kehoe's children, 337 shares held on behalf of Mr. Kehoe in the VIP, 11,848 shares held in a Recognition Plan, which may be voted by Mr. Kehoe pending vesting and distribution, 1,330 shares allocated to him pursuant to the ESOP and 17,770 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(15) Includes 17,000 shares held in a Recognition Plan, which may be voted by Mr. Zwaan pending vesting and distribution, and 8,000 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(16) Includes 70,930 shares held on behalf of executive officers in the VIP, 161,438 shares held in a Recognition Plan, which may be voted by directors and executive officers pending vesting and distribution, 25,060 shares allocated to executive officers pursuant to the ESOP and 493,690 shares which may be acquired by executive officers and directors upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

       The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company and the Bank for services rendered in all capacities during the past three years to the Chief Executive Officer and the most highly compensated executive officers of the Company and its subsidiaries whose total compensation during the year ended December 31, 1998 exceeded $100,000.

                                                                                              Long Term
                                                 Annual Compensation                       Compensation(4)
                                        ------------------------------------------     ------------------------

                                                                      Other
        Name and                                                      Annual            Stock                         All Other
   Principal Position          Year     Salary(1)     Bonus(2)     Compensation(3)     Grants(5)     Options(6)     Compensation(7)
   ------------------          ----     ------        -----        ------------        -------       -------        ------------
Charles H. Meacham             1998     $350,811      $     0         $     0          $      0         5,600          $36,694
 Chairman and Chief            1997      337,818       44,744               0                 0         5,000           43,021
 Executive Officer             1996      322,609       60,272               0           851,474       177,699           58,931

Patrick J. Ward                1998      212,692            0               0                 0             0           25,077
 President and Chief           1997      195,417       26,488               0                 0             0           29,226
 Operating Officer             1996      151,130       28,234               0           567,654        98,722           19,860

Peter A. Kehoe(8)              1998      160,206       40,170               0                 0             0           25,198
 Senior Vice President and     1997      147,838       28,365          16,406                 0             0           28,269
 President of ComNet           1996      115,058       26,492               0           283,820        44,425                0

Brian C. Zwaan(9)              1998      115,000       25,000               0           339,000        40,000                0
 Senior Vice President and
 Senior Lending Officer

William J. Monnich             1998      138,830            0               0                 0             0           23,314
 Senior Vice President-        1997      129,403       13,340               0                 0             0           24,793
 Community Banking             1996      123,013       22,256               0           283,820        44,425           16,287

--------------

(1) Includes amounts deferred by the named executive officer pursuant to the VIP, a non-contributory defined contribution plan which is intended to qualify under Section 401(k) of the Code and pursuant to which employees may defer up to 10% of their compensation.

(2) Consists of bonuses paid under the Bank's Management Incentive Compensation Plan which awards are based on a combination of the Bank's financial performance and an individual or group rating for the year indicated. For Mr. Zwaan in 1998, consists of bonus paid at time of initial employment with the Bank.

(3) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Bank-owned automobiles. In the opinion of management of the Bank the costs to the Bank of providing such benefits to any individual executive officer during the year ended December 31, 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual. For Mr. Kehoe, consists of reimbursement for taxes relating to relocation and moving expenses paid in 1997.

(4) All amounts have been adjusted for the exchange of Common Stock for common stock of the Bank in the Conversion and Reorganization.

(5) Represents the grant of restricted Common Stock pursuant to a Recognition Plan, which were deemed to have had the indicated value at the date of grant, and which had a fair market value at December 31, 1998 of $921,814, $614,548, $307,266, $295,688 and $307,266 for the grants to
       Messrs. Meacham, Ward, Kehoe, Zwaan and Monnich, respectively. The awards vest 20% per year from the date of grant. With the exception of Mr. Ward, dividends paid on the restricted Common Stock are held in a Recognition Plan Trust and paid to the recipient when the restricted stock vests. Dividends on Mr. Ward's vested and unvested restricted shares are paid directly to him.

(6) Consists of awards of options which are exercisable at the rate of 20% per year from the date of grant, with the exception of 5,000 options granted in 1997 to Mr. Meacham, which vested on January 1, 1998, and 5,600 options granted to Mr. Meacham in 1998, which vested on July 1, 1998.

(7) Consists of amounts allocated during the year ended December 31, 1998 on behalf of Messrs. Meacham, Ward, Kehoe and Monnich pursuant to the ESOP of $20,335, $20,184, $18,525, and $17,354, respectively. Includes matching contributions by the Bank in 1998 under the VIP to the accounts of Messrs. Meacham, Ward, Kehoe and Monnich of $1,875, $512, $1,157 and $1,002, respectively. Reflects contributions by the Bank in 1998 under the target benefit pension plan of $4,381, $5,515 and $4,958 to the accounts of Messrs. Ward, Kehoe and Monnich, respectively. Also reflects $1,750 paid in lieu of certain insurance benefits in 1998 to Mr. Meacham and $12,735 allocated in 1998 on behalf of Mr. Meacham pursuant to the Company's Excess Benefit Plan.

(8)    Mr. Kehoe's employment commenced in February 1996.

(9)    Mr. Zwaan's employment commenced in February 1998.

DIRECTOR COMPENSATION

       BOARD FEES. During the year ended December 31, 1998, each member of the Board of Directors of the Bank received an annual fee of $12,200 (which includes $100 per month for health insurance cost reimbursement), plus $900 for each meeting attended. Board members also received a fee of $500 for each committee meeting attended during 1998. The Chairman of the Compensation Committee also received an annual retainer of $1,000. Mr. Kennedy waives all fees in connection with his service as a member of the Board and as Chairman of the Audit Committee. Commencing in 1999, annual directors' fees will be paid in shares of Common Stock in lieu of cash.

       DIRECTORS' STOCK OPTION PLANS. The Company has adopted the 1993 Directors' Stock Option Plan (the "1993 Directors Plan") which provides for the grant of compensatory stock options to non-employee directors. Pursuant to the 1993 Directors Plan, each director of the Bank who was not an employee of the Bank or any subsidiary was granted a compensatory stock option to purchase 12,970 shares of Common Stock on January 21, 1994 and an option to purchase 1,442 shares of Common Stock on January 21, 1995. Options granted pursuant to the 1993 Directors Plan have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and are vested and exercisable six months from the date of grant. The exercise prices relating to the options granted on January 21, 1994 and January 21, 1995 are $4.81 and $6.49, respectively. The exercise prices and share amounts have been adjusted for exchange in the Conversion and Reorganization. The Company has also adopted the 1996 Stock Option Plan, pursuant to which each non-employee director at that time was granted on December 17, 1996 an option to purchase 29,616 shares of Common Stock at an exercise price of $14.375, which vests at the rate of 20% per year from the date of grant. Also, pursuant to the 1996 Stock Option Plan, Michael T. Kennedy, a non-employee director, was granted an option to purchase 25,000 shares of Common Stock at an exercise price of $21.375 in December 1997, and Joanne Harmelin, a non-employee director, was granted an option to purchase 25,000 shares of Common Stock as an exercise price of $20.50 in March 1998, which grants vest at the rate of 20% per year from the date of grant.

       RECOGNITION PLAN FOR DIRECTORS. The Company has adopted the 1993 Recognition Plan for Directors ("1993 Directors Recognition Plan") which provides for the grant of restricted Common Stock to non-employee directors. Pursuant to the 1993 Directors Recognition Plan, each director of the Bank who was not an employee of the Bank or any subsidiary was granted 3,043 shares of restricted stock on January 21, 1994 and 339 shares of restricted stock on January 21, 1995. The restricted stock granted pursuant to the 1993 Directors Recognition Plan vests 20% per year from the date of grant. The share amounts have been adjusted for the exchange in the Conversion and Reorganization. The Company has also adopted the 1996 Recognition Plan, pursuant to which each non-employee director was granted on December 17, 1996, 14,130 shares of restricted Common Stock, which vest at the rate of 20% per year from the date of grant.

EMPLOYMENT AGREEMENTS

       The Bank has entered into employment agreements with each of Messrs. Meacham, Ward, Kehoe, Johnston, Monnich, Zwaan and Griest pursuant to which the Bank agreed to employ these persons in their respective positions for a term of three years with a current base salary of $337,833, $220,000, $160,618, $136,467, $135,756, $135,524 and $120,558, respectively. Each such salary may be increased in the discretion of the Board of Directors of the Bank but may not be decreased during the term of the employment agreement without the prior written consent of the affected officer. On an annual basis, the Board of Directors of the Bank considers whether to renew each employment agreement for an additional year. Each employment agreement is terminable with or without cause by the Bank. The employment agreements between the Bank and the officers provide that in the event of a wrongful termination of employment (including a voluntary termination by the officer as a result of the Bank's material breach of the agreement), Messrs. Meacham and Ward would be entitled to an amount of cash severance which is equal to two times the officer's base salary as of the date of termination (one times base salary for the other officers), and Messrs. Meacham and Ward would be entitled to continued participation in certain employee benefit plans of the Bank for a period of 24 months (12 months for the other officers), in each case assuming no Change in Control of the Company (as defined) had occurred or was contemplated by a written agreement still in effect. If the officer's employment was wrongly terminated (including a termination by the officer as a result of certain adverse actions taken with respect to his employment following a Change in Control) after a Change in Control had occurred or was contemplated by a written agreement still in effect, then Messrs. Meacham and Ward would be entitled to a lump sum cash severance amount equal to three times the officer's highest annual base salary and bonus paid during the prior three years (two times for the other officers), and Messrs. Meacham and Ward would be entitled to continued participation in certain employee benefit plans for a period of 36 months (24 months for the officers). The employment agreements with the Bank provide that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the officer, by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes. Parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

       The Company has also entered into employment agreement with Messrs. Meacham, Ward and Johnston to serve on terms substantially similar to the agreement entered into between the executives and the Bank, except as provided below. The executive's compensation, benefits and expenses are paid by the Company and the Bank in the same proportion as the time and services actually expended by the executives on behalf of each company. The agreements with the Company provide that severance payments to Messrs. Meacham and Ward (a) in the absence of a Change in Control shall be two times the officer's current base salary paid by the Company plus fringe benefits for 24 months, and (b) upon a Change in Control shall be equal to three times that portion of their highest base salary and bonus paid by the Company during the prior three years, plus fringe benefits for 36 months and the amounts not able to be paid by the Bank because of Section 280G of the Code. The amounts payable to Messrs. Meacham and Ward by the Company in the event of a change in control may constitute "parachute payments" under Section 280G of the Code, and the amounts payable by the Company are not subject to reduction as are the amounts payable by the Bank. In addition, Messrs. Meacham's and Ward's agreements with the Company provide that the Company shall reimburse them for any resulting excise taxes payable by them, plus such additional amount as may be necessary to compensate them for their payment of state and federal income, excise and other employment-related taxes on the additional payments. Mr. Johnston's employment agreement with the Company provides that his severance payments and benefits shall be (i) two times that portion of his highest base salary and bonus paid by the Company during the prior three years plus fringe benefits for 24 months in the event of a Change in Control (or one times his current base salary from the Company plus fringe benefits for 12 months in the absence of a Change in Control), and (ii) reduced to the extent necessary so that they do not constitute "parachute payments" under Section 280G of the Code.

       Although the above described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

INDEBTEDNESS OF MANAGEMENT

       In accordance with applicable federal laws and regulations, the Bank used to offer mortgage loans to its directors, officers and full-time employees for the financing of their primary residences and certain other loans. Except for interest rates and fees, these loans generally were made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

       As a result of the application of Section 22(h) of the Federal Reserve Act to savings associations, effective August 1989, any credit extended by a savings association, such as the Bank to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be (i) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties and (ii) not involve more than the normal risk of repayment or present other unfavorable features. As of December 31, 1998, six of the directors and executive officers of the Company or the Bank had aggregate loan balances in excess of $60,000, which amounted to $1.8 million in the aggregate. All such loans were made by the Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility.

STOCK OPTIONS

       The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the year ended December 31, 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

====================================================================================================================================
                                                                                                      Potential Realizable Value
                                                                                                       at Assumed Annual Rates
                                           Individual Grants                                         of Stock Price Appreciation
                                                                                                          for Option Term(3)
------------------------------------------------------------------------------------------------------------------------------------
                          Options     % of Total Options Granted     Exercise     Expiration
       Name               Granted           to Employees(1)          Price(2)        Date                  5%                10%
------------------------------------------------------------------------------------------------------------------------------------
Charles H. Meacham         5,600                   3.8%              $19,875        1/1/08           $69,996           $177,384
------------------------------------------------------------------------------------------------------------------------------------
Patrick J. Ward               --                    --                    --            --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Peter A. Kehoe                --                    --                    --            --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Zwaan            40,000                  27.4                19,500        2/6/08           490,538          1,243,119
------------------------------------------------------------------------------------------------------------------------------------
William J. Monnich            --                    --                    --            --                --                 --
====================================================================================================================================


(1)    Percentage of options granted to all employees during 1998.

(2) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) Assumes compounded rates of return over the ten-year life of the options. With respect to Mr. Meacham's options, this would represent future stock prices of $32.37 and $51.55 at compounded rates of return of 5% and 10%, respectively. With respect to Mr. Zwaan's options, this would represent future stock prices of $31.76 and $50.58 at compounded rates of return of 5% and 10%, respectively.

       The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 1998 and options held at December 31, 1998

                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                 AND YEAR END OPTION VALUES
==============================================================================================================================
                                                                  Number of                         Value of Unexercised
                                                                 Unexercised                             Options at
                           Shares                            Options at Year End                         Year End(1)
                         Acquired on        Value        ---------------------------------------------------------------------
       Name               Exercise         Realized      Exercisable     Unexercisable        Exercisable        Unexercisable

------------------------------------------------------------------------------------------------------------------------------
Charles H. Meacham           --               --           179,948          139,025            $1,201,267          $414,822
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Ward              --               --            73,460           67,730               412,176           161,694
------------------------------------------------------------------------------------------------------------------------------
Peter A. Kehoe               --               --            17,770           26,655                21,102            31,653
------------------------------------------------------------------------------------------------------------------------------
Brian C. Zwaan               --               --                 -           40,000                     -                --
------------------------------------------------------------------------------------------------------------------------------
William J. Monnich           --               --            39,632           41,694               228,155           172,952
==============================================================================================================================


(1)    Based on a per share market price of $15.5625 at December 31, 1998.

TARGET BENEFIT PLAN

       The Bank maintains a target benefit pension plan ("Target Plan") for the benefit of its employees. The Target Plan is a money purchase plan, established effective January 1, 1997 in connection with the termination of the Bank's defined benefit pension plan. Contributions are made by the Bank to the plan based upon the assumed amount necessary to fund a target benefit, which is expressed by means of a formula based upon average compensation and years of service of the participant. The Bank's contribution is based upon the target benefit and other factors based on the age of the participant. Amounts contributed by the Bank to the Target Plan for the account of the named executive officers for 1998 are included in the summary compensation table above.

VOLUNTARY INVESTMENT PLAN

       The Bank maintains a Voluntary Investment Plan ("VIP") for the benefit of employees. The VIP is a defined contribution plan which is intended to qualify under Section 401(k) of the Code. Participants may contribute to the VIP by salary reduction up to 15% (10% for highly compensated employees) of annual compensation for the year. Such contributions defer the employee's earnings up to a maximum of $10,000 in each plan year. Pursuant to the VIP and the trust agreement entered into between the Bank and the VIP trustee, all funds contributed are held in a trust fund, which are invested at the direction of the employee in various alternative investment funds, including a Company Common Stock fund. A participant's contributions to the VIP, up to a maximum of 3% of salary, are matched 25% by the Bank. The VIP also contains a profit sharing component which provides for discretionary contributions by the Bank to eligible employees. Participant's accounts are credited on a pro rata basis according to salary levels. Profit sharing contributions vest after five years. Amounts contributed by the Bank to the VIP for the account of the named executive officers for 1998 are included in the summary compensation table above.

SUPPLEMENTAL BENEFIT PLANS

       The Board of Directors of the Bank has adopted an excess benefit plan ("EBP") and a supplemental executive retirement plan ("SERP") to provide certain additional retirement benefits to Messrs. Meacham and Ward. The EBP provides that Messrs. Meacham and Ward shall receive an annual allocation of stock units representing shares of common stock. The number of stock units allocable to the executive's benefit each year shall be equal to the difference between the annual allocation of shares that would have been made to him in the ESOP, assuming that his compensation was $235,840, the previous limitation under the Code prior to amendments which reduced such limitation, which is currently $160,000 as set forth in Section 401(a)(17) of the Code, minus the number of shares actually allocated to his ESOP account in a particular year. The SERP provides that Messrs. Meacham and Ward shall receive a supplemental retirement benefit at or after the executive's normal retirement date which is calculated to produce a deferred retirement benefit payable by the Bank based on final average earnings, as defined, with certain offsets, and a reduction in the case of early retirement.

COMPENSATION COMMITTEE

       Executive compensation philosophy, policies, and programs are the responsibility of the Compensation and Benefits Committee of the Board of Directors. During 1998, the members of the committee were Messrs. Colen, Mirabile and Beyer. No member of the committee is a current or former officer or employee of the Bank or any of its subsidiaries. The report of the committee with respect to compensation for the Chief Executive Officer and all other executive officers is set forth below.

REPORT OF THE COMPENSATION COMMITTEE

       The members recognize that Commonwealth must attract, retain and motivate the best people to achieve its business objectives. To do so, it must compensate its executives fairly and competitively in the markets in which it competes. The competitive market for executives is primarily banks of a similar asset size located in Pennsylvania and southern New Jersey; and secondarily, public banks of a similar asset size located in the northeastern quadrant of the United States.

       The current compensation program permits recognition of individual contribution, business unit results, and overall corporate results. Currently, executive compensation comprises base salary, short-term incentives, and stock grants from the initial public offering.

       BASE SALARY. The Compensation and Benefits Committee establishes base salaries for executives of Commonwealth by conducting an annual review utilizing salary survey data provided by an external compensation consultant.

       It is the intention of the Committee to pay base salaries at, or slightly below, the average salary paid by competitive banks.

       INCENTIVE PLAN. The incentive portion of the executives' total compensation program is tied to the achievement of specific individual and group corporate results. Because it is the committee's intention to link a significant portion of executive pay to changes in shareholder value, the annual incentive bonus will include annual financial measures that are highly correlated to market indicators, such as Net Income, Earnings per Share, Cash Flow, and/or Return on Equity. Also, the Committee's intention is to offset conservative base salaries with significant upside potential via annual incentives (and stock plans) to provide for above average total remuneration in years when Commonwealth has outstanding performance.

       In addition, the Committee recognizes the importance of high level of customer satisfaction as an indicator of sustained performance and therefore the payout of the executives' incentives is tied to the achievement of customer satisfaction indicators.

       TAX DEDUCTIBILITY. At this point, and for the foreseeable future, Commonwealth does not anticipate problems with tax deductibility of executive compensation. If, in the future, this becomes a concern, the Compensation and Benefits Committee will revisit the issue.

                                                 Joseph E. Colen, Jr.
                                                 Harry P. Mirabile
                                                 George C. Beyer, Jr.
                                                 Joanne Harmelin

PERFORMANCE GRAPH

       The following graph compares the yearly cumulative total return relating to the Common Stock since the Bank's initial public offering of the Common Stock in January 1994 with (i) the yearly cumulative total return on the stocks included in the Nasdaq StockMarket, Inc. Index (for United States companies), and (ii) the yearly cumulative return on the stocks included in the Nasdaq Stock Market's Financial Stock Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

 NASDAQ            NASDAQ           CMSB
STOCK MKT       FINANCIAL MKT       STOCK
---------       -------------       -----
   100               100           100,000       DEC '93
  95,797            98,415         128,667       MAR '94
  91,318           104,435         156,776       JUN '94
  98,881           107,541         154,174       SEPT '94
  97,752           100,237         127,070       DEC '94
 106,578           110,238         138,694       MAR '95
 121,911           119,392         164,564       JUN '95
 136,596           136,075         242,895       SEPT '95
 138,256           145,981         237,726       DEC '95
 144,699           151,855         241,792       MAR '96
 156,508           155,428         235,877       JUN '96
 162,052           168,450         242,759       SEPT '96
 170,015           187,127         336,179       DEC '96
 160,793           195,219         340,550       MAR '97
 190,266           227,315         370,270       JUN '97
 222,440           265,270         408,598       SEPT '97
 208,580           285,867         452,749       DEC '97
 244,052           302,937         487,317       MAR '98
 251,119           295,174         526,303       JUN '98
 227,341           245,236         354,616       SEPT '98
 293,209           276,585         360,786       DEC '98

       Graph represents $100 invested in the Bank's initial public offering of Common Stock issued on January 21, 1994 at $4.81 per share. The Common Stock commenced trading on the Nasdaq Stock Market, National Market on January 24, 1994 at $7.52 per share. Stock prices have been adjusted to reflect the June 1996 conversion of 2.0775 shares of Common Stock for each share of common stock of the Bank.

              PROPOSAL TO ADOPT THE DIRECTORS' STOCK RETAINER PLAN

       The Board of Directors of the Company has adopted the Directors' Stock Retainer Plan (the "Plan") in order to provide that compensation to be paid to the non-employee directors of the Company and the Bank ("non-employee directors") shall be paid in shares of Common Stock of the Company in lieu of cash and thereby increase the proprietary interest of such directors in the Company as an incentive to contribute to its success.

       Directors of the Bank are currently paid an annual retainer of $12,200 (which includes $1,200 for reimbursement of health insurance costs). In addition, directors of the Bank also receive $900 for each meeting of the Board attended and $500 for each committee meeting attended. The Chairman of the Compensation Committee also receives an annual retainer of $1,000. Members of the Board of Directors of the Company, which is comprised of the same individuals, do not receive any additional fees for service as directors of the Company. Prior to 1999, the Bank has paid the annual directors' fee in cash. However, commencing in 1999, the Company paid annual directors' fees to non-employee directors in shares of Common Stock. Payments for attendance at Board and committee meetings as well as fees for service as Chairman of the Compensation Committee are still paid in cash and will continue to be paid in cash after adoption of the Plan. The Company has adopted the Plan in order to continue paying annual directors' fees to non-employee directors in shares of Common Stock and is submitting the Plan for stockholder approval in order to satisfy requirements of the Nasdaq Stock Market, Inc., which generally requires issuers with securities listed on the Nasdaq Stock Market to obtain stockholder approval of the issuance of securities in connection with, among other things, option plans or other special remuneration plans for directors, officers or key employees.

       The following description of the Plan is a summary of its terms and is qualified in its entirety by reference to the Plan, a copy of which is available upon request to the Secretary of the Company.

       Each member of the Board of Directors of the Company and/or the Board of Directors of the Bank who is not a full-time employee of the Company, the Bank or any of their subsidiaries and who receives annual directors' fees shall be participants in the Plan ("Participants"). Directors who are employees of the Company, the Bank or any subsidiary are not eligible to participate in the Plan. Currently, Mr. Kennedy waives all fees in connection with his service as a member of the Board of Directors.

       Under the Plan, non-employee directors will receive their annual compensation for services as directors payable for the year in shares of Common Stock. Such fees shall be paid in one annual installment on the first business day of February in each calendar year (the "Payment Date"). The number of shares of Common Stock to be issued to each Participant each year shall be determined by dividing the amount of such annual retainer fee (currently $12,200) by the Fair Market Value of such shares, as defined in the Plan, on the Payment Date. The term "Fair Market Value" is defined in the Plan to mean the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported by the Nasdaq Stock Market or other principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Company. No fractional shares of Common Stock will be issued to Participants under the Plan. The Plan provides that Participants will be paid cash for fractional shares of Common Stock based upon the Fair Market Value of such fractional share on the Payment Date.

       A total of 50,000 shares of Common Stock has been reserved for issuance under the Plan, subject to adjustment in the event of certain corporate transactions, including stock splits, stock dividends and other changes in the capital of the Company. The Plan provides that shares issued to Participants may be authorized but unissued shares, treasury shares or shares purchased by the Company in the open market or from private sources. Shares issued under the Plan are not restricted and are freely tradeable by Participants subject to compliance with provisions of the federal securities laws applicable to transfers and sales of shares of Common Stock by directors generally.

       On March 1, 1999, the closing sale price of a share of Common Stock as reported by the Nasdaq Stock Market was $14.9375.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE DIRECTORS' STOCK RETAINER PLAN.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

       The Board of Directors of the Company has appointed Arthur Andersen LLP independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 1999, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

       The Company has been advised by Arthur Andersen LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Arthur Andersen LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR 1999.

                              STOCKHOLDER PROPOSALS

       Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2000, must be received at the principal executive offices of the Company, 2 West Lafayette Street, Norristown, Pennsylvania 19401, Attention: Patrick J. Ward, President, Chief Operating Officer and Secretary, no later than November 19, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

       Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 of the Exchange Act may be brought before an annual meeting pursuant to the Company's Bylaws, which provides that business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or
(b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than ninety days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. To be timely with respect to the next annual meeting of stockholders of the Company, a stockholders notice must be received by the Company no later than December 20, 1999.

                                 ANNUAL REPORTS

       A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1998 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

       UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE 1934 ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO CHARLES M. JOHNSTON, CHIEF FINANCIAL OFFICER, COMMONWEALTH BANCORP, INC., 2 WEST LAFAYETTE STREET, NORRISTOWN, PENNSYLVANIA. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

       Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

       The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                                               REVOCABLE PROXY

COMMONWEALTH BANCORP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMONWEALTH BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 1999 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Commonwealth Bancorp, Inc. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 5, 1999 at the Annual Meeting of Stockholders to be held at the Plymouth Country Club, located at Plymouth and Belvoir Roads, Norristown, Pennsylvania, on April 20, 1999, at 9:00 a.m., Eastern Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

[ ]    FOR all nominees listed        [ ]     WITHHOLD AUTHORITY
       below (except as marked                to vote for all nominees
       to the contrary below)                 listed below

       Nominees for a three-year term expiring in 2002:

       Joseph E. Colen, Jr. and Michael T. Kennedy.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------

2.    PROPOSAL to adopt the Director's Stock Retainer Plan.

[ ]   FOR      [ ]  AGAINST     [ ]   ABSTAIN

3. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1999.

[ ]   FOR      [ ]  AGAINST     [ ]   ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                                   (CONTINUED ON REVERSE SIDE)

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTOR'S NOMINEES FOR DIRECTOR, FOR THE PROPOSAL TO ADOPT THE DIRECTOR'S STOCK RETAINER PLAN, FOR THE PROPOSAL TO RATIFY THE AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


Dated:                  , 1999
      -----------------


                                                      --------------------------

                                                      --------------------------
                                                              Signatures



PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.


           ----------------------------------------------------------
           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

           ----------------------------------------------------------

                          COMMONWEALTH BANCORP, INC.
                        ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby instructs the Trustee of the trust created pursuant to the Voluntary Investment Plan ("VIP") of Commonwealth Savings Bank to vote the shares of Common Stock of Commonwealth Bancorp, Inc. (the "Company") which were allocated to my account as of March 5, 1999 under the VIP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 20, 1999.

1.   ELECTION OF DIRECTORS

[ ]    FOR all nominees listed         [ ]    WITHHOLD AUTHORITY
       below (except as marked                to vote for all nominees
       to the contrary below)                 listed below

       Nominees for a three-year term expiring in 2002:

       Joseph E. Colen, Jr. and Michael T. Kennedy.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------

2.    PROPOSAL to adopt the Director's Stock  Retainer Plan.

[ ]   FOR      [ ]  AGAINST     [ ]   ABSTAIN

3. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1999.

[ ]   FOR      [ ]  AGAINST     [ ]   ABSTAIN

4. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR THE OTHER PROPOSALS.

Dated:                  , 1999
      -----------------                       ---------------------------------
                                                      Signature

                                              If you return this card  properly
                                              signed but do not otherwise
                                              specify, shares will be voted FOR
                                              the proposals specified above.
                                              If you do not return this card,
                                              shares will not be voted.

                          COMMONWEALTH BANCORP, INC.
                        ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby instructs the Trustee of the trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Commonwealth Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company which were allocated to my account as of March 5, 1999 under the ESOP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 20, 1999.

1.   ELECTION OF DIRECTORS

[ ]    FOR all nominees listed          [ ]   WITHHOLD AUTHORITY
       below (except as marked                to vote for all nominees
       to the contrary below)                 listed below

       Nominees for a three-year term expiring in 2002:

       Joseph E. Colen, Jr. and Michael T. Kennedy.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2.    PROPOSAL to adopt the Director's Stock Retainer Plan.

[ ]   FOR      [ ]  AGAINST     [ ]   ABSTAIN

3. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1999.

[ ]   FOR      [ ]  AGAINST     [ ]   ABSTAIN

4. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

      SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.
THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE
ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR THE OTHER
PROPOSALS.

Dated:                  , 1999
      -----------------                       ----------------------------------
                                                      Signature

                                              If you return this card properly
                                              signed but do not otherwise
                                              specify, shares will be voted FOR
                                              the proposals specified above.
                                              If you do not return this card,
                                              shares will be voted by the
                                              Trustee in the same manner as the
                                              allocated shares under the ESOP
                                              have voted.

                          COMMONWEALTH BANCORP, INC.
                        ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby instructs the Trustees of the trust created pursuant to a Recognition Plan of Commonwealth Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company which were granted to me as of March 5, 1999 under a Recognition Plan upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 20, 1999.

1.   ELECTION OF DIRECTORS

[ ]    FOR all nominees listed         [ ]    WITHHOLD AUTHORITY
       below (except as marked                to vote for all nominees
       to the contrary below)                 listed below

       Nominees for a three-year term expiring in 2002:

       Joseph E. Colen, Jr. and Michael T. Kennedy.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2.    PROPOSAL to adopt the Director's Stock Retainer Plan.

[ ]   FOR      [ ]  AGAINST     [ ]   ABSTAIN

3. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1999.

[ ]   FOR      [ ]  AGAINST     [ ]   ABSTAIN

4. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

      SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.
THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE
ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR THE OTHER
PROPOSALS.

Dated:                  , 1999
      -----------------                       ----------------------------------
                                                      Signature

                                              If you return this card properly
                                              signed but do not otherwise
                                              specify, shares will be voted FOR
                                              the proposals specified above.
                                              If you do not return this card,
                                              shares will be voted by the
                                              Trustees of the Recognition Plans
                                              as directed by the plan
                                              administrators in their
                                              discretion.

                                                                March 19, 1999


To: Participants in the Commonwealth Voluntary Investment Plan

     As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Voluntary Investment Plan ("VIP") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the VIP by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the VIP are not received, the shares allocated to your account pursuant to this plan will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to your account under the VIP. Your will receive other voting material for those shares owned by you individually and not under the VIP.

                                        Sincerely,




                                        Charles H. Meacham
                                        Chairman and Chief
                                         Executive Officer

                                                                March 19, 1998

To: Participants in the Commonwealth Recognition Plans

     As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company granted to you under the Management Recognition Plan for Officers, the Management Recognition Plan for Directors or the 1996 Recognition and Retention Plan (each a "Recognition Plan" or together the "Recognition Plans") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares granted to you, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to a Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for a Recognition Plan are not received, the shares awarded to you pursuant to the plan will be voted by the Trustees of the Recognition Plans as directed by the Plan Administrators in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been granted to you under a Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.

                                        Sincerely,




                                        Charles H. Meacham
                                        Chairman and Chief
                                         Executive Officer

                                                                March 19, 1999


To: Participants in the Commonwealth Bancorp, Inc. Employee Stock Ownership Plan

     As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Employee Stock Ownership Plan ("ESOP") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted in the same proportion as the allocated shares under the ESOP have been voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to your account under the ESOP. You will receive other voting material for those shares owned by you individually and not under the ESOP.

                                        Sincerely,




                                        Charles H. Meacham
                                        Chairman and Chief
                                         Executive Officer